UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020

Harvest Capital Credit Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35906	46-1396995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, 29th Floor

New York, NY 10017

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 906-3589

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.001 per share	HCAP	NASDAQ Global Market
6.125% Notes due 2022	HCAPZ	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 23, 2020, Harvest Capital Credit Corporation, a Delaware corporation (“HCAP”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), Rye Acquisition Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PTMN (“Acquisition Sub”), and Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to PTMN (“Sierra Crest”).

The Merger Agreement provides that (i) Acquisition Sub will merge with and into HCAP (the “First Merger”), with HCAP continuing as the surviving corporation and as a wholly-owned subsidiary of PTMN, and (ii) immediately after the effectiveness of the First Merger, HCAP will merge with and into PTMN (the “Second Merger” and, together with the First Merger, the “Mergers”), with PTMN continuing as the surviving corporation.

The board of directors of HCAP (other than directors affiliated with HCAP Advisors, LLC, HCAP’s external investment adviser, who abstained from voting), on the unanimous recommendation of a special committee thereof comprised solely of the independent directors of HCAP, has approved the Merger Agreement and the transactions contemplated thereby. The boards of directors of each of PTMN and Acquisition Sub, and the managing member of Sierra Crest, have each unanimously approved the Merger Agreement and the transactions contemplated thereby.

Merger Consideration

At the closing of the First Merger (the “Closing”), PTMN shall issue, in respect of all of the issued and outstanding shares of common stock, par value $0.001 per share, of HCAP (“HCAP Common Stock”) (excluding shares held by subsidiaries of HCAP or held, directly or indirectly, by PTMN or Acquisition Sub and all treasury shares (“Cancelled Shares”)) in the aggregate, a number of shares of common stock, par value $0.01 per share, of PTMN (“PTMN Common Stock”) equal to 19.9% of the number of shares of PTMN Common Stock issued and outstanding immediately prior to the Closing (such number of shares of PTMN Common Stock, the “Total Stock Consideration”). Two days prior to the Closing Date (as defined in the Merger Agreement) (the “Determination Date”), PTMN shall deliver to HCAP a calculation of the amount by which (A) HCAP’s net asset value as of 5:00 p.m. New York City time on the Determination Date exceeds (B) the product of (i) the Total Stock Consideration multiplied by (ii) PTMN’s net asset value as of 5:00 p.m. New York City time on the Determination Date (such product, the “Aggregate Cash Consideration”), calculated in good faith; provided, that the PTMN shall update and redeliver the calculation of the Aggregate Cash Consideration, in certain circumstances described in the Merger Agreement.

Each person who as of the date and time when the First Merger becomes effective (the “Effective Time”) is a record holder of shares of HCAP Common Stock shall be entitled, with respect to all or any portion of such shares, to make an election to receive payment for their shares of HCAP Common Stock in cash (an “Election”), subject to the conditions and limitations set forth in the Merger Agreement. Any record holder of shares of HCAP Common Stock at the record date who does not make an Election shall be deemed to have elected to receive payment for their shares of HCAP Common Stock in the form of PTMN Common Stock. For the purpose of making Elections, a record holder of HCAP Common Stock that is a registered clearing agency and whose legal title on behalf of multiple ultimate beneficial owners shall be entitled to submit elections as if each ultimate beneficial owner were a record holder of HCAP Common Stock.

Each share of HCAP Common Stock (other than a Cancelled Share) with respect to which an Election has been made (an “Electing Share”) shall be entitled to receive the number of shares of PTMN Common Stock (the “Per Share Stock Amount”) with a value equal to the Per Share Cash Price (as defined below), subject to certain adjustments as described below.

The “Per Share Cash Price” will be the quotient of (i) the sum of (a) the product of Total Stock Consideration multiplied by the average of the volume weighted average price per share of PTMN Common Stock on NASDAQ (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by PTMN and HCAP) on each of the ten (10) consecutive trading days ending with the Determination Date (such value the “Total Stock Consideration Value”) and (b) the Aggregate Cash Consideration (such sum, the “Total Consideration Value”), divided by (ii) the number of shares of HCAP Common Stock issued and outstanding immediately prior to the Closing.

Each share of HCAP Common Stock with respect to which an Election has not been made (a “Non-Electing Share”) shall be converted into the right to receive a number of validly issued, fully paid and non-assessable shares of PTMN Common Stock, equal to the Per Share Stock Amount (the “Proposed Stock Issuance Amount”), subject to certain adjustments as described below. The amount of PTMN Common Stock to be issued for each Non-Electing Share as ultimately determined pursuant to the foregoing sentence shall be referred to as the “Per Share Stock Consideration.”

If the Proposed Aggregate Stock Issuance Amount (as defined below) is greater than the Total Stock Consideration, then the number of Non-Electing Shares shall be reduced by converting Non-Electing Shares into Electing Shares, until the Total Stock Consideration is equal to the Proposed Aggregate Stock Issuance Amount (determined on a whole-share basis). Any such reduction in the number of Non-Electing Shares shall be applied among all stockholders who hold Non-Electing Shares, pro rata based on the aggregate number of Non-Electing Shares held by each such stockholder. The term “Proposed Aggregate Stock Issuance Amount” shall mean the product of (x) the Proposed Stock Issuance Amount multiplied by (y) the aggregate number of Non-Electing Shares.

If the Proposed Cash Consideration (as defined below) is an amount greater than the Aggregate Cash Consideration, then the number of Electing Shares shall be reduced by converting Electing Shares into Non-Electing Shares, until the Aggregate Cash Consideration is equal to the Proposed Cash Consideration (determined on a whole-share basis). Any such reduction in the number of Electing Shares shall be applied among all stockholders who hold Electing Shares, pro rata based on the aggregate number of Electing Shares held by each such stockholder. The term “Proposed Cash Consideration” shall mean the product of (i) the number of Electing Shares, multiplied by (ii) the Per Share Cash Price.

HCAP shall prepare and mail a form of election (each, a “Form of Election”), with the proxy statement relating to the HCAP Stockholders Meeting (as defined below) (the “Proxy Statement”), to record holders of HCAP Common Stock as of the record date for the HCAP Stockholders Meeting, which shall be used by each holder of HCAP Common Stock who wishes to elect to receive the Per Share Cash Price for any or all shares of HCAP Common Stock held by such holder. In addition, HCAP shall use its best efforts to make the Form of Election and the Proxy Statement available to all persons who become holders of HCAP Common Stock during the period between such record date and the HCAP Stockholders Meeting. Any such holder's election to receive the Per Share Cash Price will be properly made only if the exchange agent has received at its designated office, by 5:00 p.m., New York City time, no later than the business day that is five (5) business days preceding the Closing Date (the “Election Date”), a Form of Election properly completed and signed and accompanied by (if such shares are not book-entry shares) the stock certificate or certificates to which such Form of Election relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of HCAP (or by an appropriate guarantee of delivery of such certificate or certificates as set forth in such Form of Election from a firm which is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank of trust company having an office or correspondent in the United States, provided such certificates are in fact delivered to the exchange agent within three trading days after the date of execution of such guarantee of delivery).

Any Form of Election may be revoked by the holder of HCAP Common Stock submitting such Form of Election to the exchange agent only by written notice received by the exchange agent (i) prior to 5:00 p.m., New York City time, on the Election Date or (ii) after the date of the HCAP Stockholders Meeting, if the exchange agent is legally required to permit such revocations and the Effective Time has not occurred prior to such revocation. In addition, all Forms of Election shall automatically be revoked if the exchange agent is notified in writing by PTMN and HCAP that the First Merger has been abandoned. If a Form of Election is so revoked, the certificate or certificates (or guarantee of delivery, as appropriate) for the shares of HCAP Common Stock to which such Form of Election relates shall be promptly returned to the holder of HCAP Common Stock submitting such Form of Election to the exchange agent. Any holder of HCAP Common Stock who has revoked their Form of Election and has not submitted a separate Form of Election by the proper time on the Election Date shall be deemed not to have made an Election, the shares held by such holder shall be treated by the exchange agent as Non-Electing Shares.

The exchange agent shall have discretion to determine whether or not an election to receive the Per Share Cash Price has been properly made or revoked with respect to shares of HCAP Common Stock and when elections and revocations were received by it. If the exchange agent determines that any election to receive the Per Share Cash Price was not properly made with respect to shares of HCAP Common Stock, such shares shall be treated by the exchange agent as shares that were Non-Electing Shares. The exchange agent shall also make all computations as to the allocation and the proration contemplated by the provisions of the Merger Agreement and any such computation shall be conclusive and binding on the holders of HCAP Common Stock. The exchange agent may, with the mutual agreement of PTMN and HCAP, make such rules as are consistent with the provisions of the Merger Agreement for the implementation of the Elections provided for therein as shall be necessary or desirable fully to effect such Elections.

Additional Cash Consideration

In connection with the transactions contemplated by the Merger Agreement, as additional consideration to the holders of shares of HCAP Common Stock that are issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares), Sierra Crest will pay or cause to be paid to such holders an aggregate amount in cash equal to $2.15 million.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of HCAP, PTMN and Sierra Crest. Additionally, the Merger Agreement contains customary pre-closing covenants, including covenants requiring HCAP and PTMN (i) to use reasonable best efforts to cause the consummation of the transactions contemplated by the Merger Agreement, (ii) to conduct its business in the ordinary course and (iii) to refrain from taking certain actions prior to the consummation of the Mergers without the other party’s consent (which consent shall not be unreasonably withheld, delayed or conditioned).

The Merger Agreement contains “no-shop” provisions that restrict HCAP’s ability to solicit or initiate discussions or negotiations with third parties regarding other proposals to acquire HCAP, and HCAP is restricted in its ability to respond to such proposals. In addition, HCAP must (i) call and hold a meeting of the holders of HCAP stockholders solely for the purpose of seeking the adoption of the Merger Agreement by the holders of at least a majority of the outstanding shares of HCAP Common Stock entitled to vote thereon (such approval, the “HCAP Stockholder Approval” and such meeting, the “HCAP Stockholders Meeting”), (ii) include, in the Proxy Statement, the recommendation of the board of directors of HCAP that the stockholders of HCAP adopt the Merger Agreement and approve the transactions contemplated thereby (the “HCAP Recommendation”) and (iii) not withhold or withdraw, or modify or qualify in a manner adverse to PTMN or Acquisition Sub, the HCAP Recommendation.

Conditions to the Mergers

The consummation of the Mergers is subject to the satisfaction or (to the extent permitted by law) waiver of certain customary closing conditions, including obtaining the HCAP Stockholder Approval. The obligation of each party to consummate the Mergers is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

Termination

The Merger Agreement contains customary termination rights. In particular, at any time prior to receipt of the HCAP Stockholder Approval, HCAP may terminate the Merger Agreement in order to substantially concurrently enter into a binding definitive agreement providing for the consummation of a Superior Proposal (as defined in the Merger Agreement), subject to HCAP’s compliance with notice and other specified conditions contained in the non-solicitation covenants, including giving PTMN the opportunity to propose revisions to the terms of the transactions contemplated by the Merger Agreement during a period following notice, and provided that HCAP has not otherwise materially breached any provision of the non-solicitation covenants.

If the Merger Agreement is terminated by HCAP as provided in the foregoing paragraph or is terminated under certain other circumstances, upon notice by PTMN, HCAP must pay PTMN a termination fee equal to $2,121,668, minus any amounts that HCAP previously paid to PTMN in the form of expense reimbursement. Similarly, if the Merger Agreement is terminated under certain other circumstances by PTMN, upon notice by HCAP, PTMN must pay HCAP a termination fee equal to $2,121,668.

Letter Agreement

Concurrently with PTMN entering into the Merger Agreement, HCAP also entered into a letter agreement (the “Letter Agreement”) with Joseph A. Jolson, HCAP’s Chairman and Chief Executive Officer, with respect to 894,273 shares of HCAP Common Stock owned by Mr. Jolson (the “Jolson Shares”). Pursuant to the Letter Agreement, Mr. Jolson has agreed (i) to elect to receive shares of PTMN Common Stock as consideration in connection with the Merger for all of the Jolson Shares, (ii) to not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge, convey any legal or beneficial ownership interest in or otherwise dispose of, or encumber any of the Jolson Shares or enter into any contract, option, or other agreement with respect to, or consent to, a transfer of, any of the Jolson Shares or his voting or economic interest therein other than pursuant to the Merger Agreement and in connection with the Merger during the period commencing on the date of the Letter Agreement and ending on the Closing Date and (iii) to not transfer any shares of PTMN Common Stock received in exchange for the Jolson Shares in the First Merger (the “Locked Up Securities”) or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Locked Up Securities for 90 days following the Closing.

General

The foregoing summary description of the Merger Agreement, the transactions contemplated thereby and the Letter Agreement is subject to and qualified in its entirety by reference to the Merger Agreement and the Letter Agreement, copies of which are attached hereto as Exhibits 2.1 and 10.1, respectively, and the terms of which are incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Item 7.01.	Regulation FD Disclosure.

On December 23, 2020, HCAP and PTMN issued a joint press release announcing their entry into the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This document contains forward-looking statements that involve substantial risks and uncertainties, including statements regarding the completion of the transaction between HCAP and PTMN. The use of words such as "anticipates," "believes," "intends," "plans," "expects," "projects," "estimates," "will," "should," "may" and similar expressions identify any such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the transaction closing, (ii) the expected synergies and savings associated with the transaction, (iii) the expected elimination of certain expenses and costs due to the transaction, (iv) the percentage of HCAP stockholders voting in favor of the transaction, (v) the possibility that competing offers or acquisition proposals for HCAP will be made, (vi) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to obtain the HCAP Stockholder Approval, (vii) risks related to diverting the respective management’s attention from HCAP’s and PTMN’s ongoing business operations, (viii) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense and liability, (ix) the future operating results of HCAP’s or PTMN’s portfolio companies or of the combined company, (x) regulatory factors, (xi) changes in regional or national economic conditions, including but not limited to the impact of the COVID-19 pandemic, and their impact on the industries in which HCAP and PTMN invest, and (xii) other changes in the conditions of the industries in which HCAP and PTMN invest and other factors enumerated in HCAP’s and PTMN’s respective filings with the U.S. Securities and Exchange Commission (the “SEC”). You should not place undue reliance on such forward-looking statements, which speak only as of the date of this communication. PTMN and HCAP undertake no obligation to update any forward-looking statements made herein, unless required by law. You should, therefore, not rely on these forward-looking statements as representing the views of HCAP or PTMN as of any date subsequent to the date of this document. You should read this communication and the documents referenced in this communication completely and with the understanding that actual future events and results may be materially different from expectations. PTMN and HCAP qualify all forward-looking statements by these cautionary statements.

Additional Information and Where to Find It

In connection with the proposed transaction, including seeking to obtain the HCAP Stockholder Approval, PTMN plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”), which will contain a preliminary proxy statement of HCAP that also constitutes a preliminary prospectus of PTMN. After the Registration Statement is declared effective, HCAP will mail a definitive proxy statement/prospectus to HCAP stockholders (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus and the Registration Statement will each contain important information about HCAP, PTMN, the proposed transaction and related matters. This communication is not a substitute for the Proxy Statement/Prospectus or the Registration Statement to which it pertains or for any other document that HCAP or PTMN may file with the SEC and send to HCAP’s stockholders in connection with the proposed transactions. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF HCAP ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HCAP, PTMN, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov, or for documents filed by HCAP, from HCAP’ website at http://www.harvestcapitalcredit.com and for document filed by PTMN, from PTMN’s website at www.portmanridge.com.

Participants in the Solicitation

HCAP, its directors, certain of its executive officers and certain employees and officers of HCAP Advisors, LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of HCAP is set forth in its proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2020. PTMN, its directors, certain of its executive officers and certain employees and officers of Sierra Crest Investment Management LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of PTMN is set forth in its proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2020. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the HCAP stockholders in connection with the proposed transaction will be contained in the Proxy Statement/Prospectus when such document becomes available. This document may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in PTMN, HCAP or in any fund or other investment vehicle.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 23, 2020 by and among Portman Ridge Finance Corporation, Rye Acquisition Sub Inc., Harvest Capital Credit Corporation and Sierra Crest Investment Management LLC.
10.1	Letter Agreement, dated as of December 23, 2020 by and among Harvest Capital Credit Corporation and Joseph A. Jolson.
99.1	Press Release dated December 23, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2020	HARVEST CAPITAL CREDIT CORPORATION

	By:	/s/ William E. Alvarez, Jr.
	Name:	William E. Alvarez, Jr.
	Title:	Chief Financial Officer, Chief Compliance Officer & Secretary